UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2014

Date of reporting period: August 31, 2013

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Semi-Annual Report

For The Six Months Ended

August 31, 2013

American Trust Allegiance Fund

November, 2013

Dear Fellow Shareholders,

It was the best of times… it was the worst of times.  With apologies to Dickens, we present you with the American Trust Allegiance Fund Semi-Annual Report for the period ending August 31, 2013.

These have been very good times, if not perhaps the best of times, for the U.S. stock market and, on an absolute basis, the Allegiance Fund, which as of August 31, 2013 was up 5.63% over the past 6 months.  However, despite this good growth, we are not satisfied since the S&P 500® Index was up 8.95% for the same period. As your portfolio managers and as fellow shareholders in the Fund, we feel we have some ground to make up.  So, it has not been, by any means, the worst of times, but it has caused us angst, a period of reflection and a mid-course correction which we hope will accrue to the benefit of all shareholders.  Here are our recent thoughts and actions.

We’ll skip the angst and move straight to the reflection.  While we are a large capitalization growth fund, we use a philosophy of “growth at a reasonable price,” sometimes referred to as “GARP.” Factors which inform our stock-picking include growth rates, risks to achieving such growth rates and of course the prices of the securities that we buy. We spend a lot of time internally developing price targets for each of the stocks that we purchase, and for many of those that we could purchase but have chosen not to. It has been a tricky market for those who employ a growth at a reasonable price investment philosophy.  In 2013 a number of sectors which do not have high growth rates have shown very strong price performance.  Health care stocks, which the Fund does not invest in, have substantially outperformed the overall market. A number of stocks in traditionally defensive sectors such as Consumer Staples (think toothpaste, bleach, etc.) have also done very well.  In both cases, a rotation out of fixed income and into what have historically been considered more stable, income-producing stocks has been a factor in the strong performance of these areas.  By contrast, technology companies have not performed very well despite having very high historical growth rates.

The chart below shows the year-to-date performance of various sectors of the Standard & Poor’s 500 Index, and the sector weightings of the Fund versus those of the S&P 500® Index.  The weightings are shown for April of this year, prior to the mid-course correction described above.  In addition to the lack of health care exposure, we have been underweight other better performing groups such as consumer discretionary and financials. By contrast, we have been overweight groups that have not performed as well as the market, such as technology and materials, and we did own, but no longer do so, shares in a gold-mining company that did not perform well.

American Trust Allegiance Fund

Year-to-date performance for S&P 500® Index industry sectors, plus gold through 8/30

Source:  ATIA, FactSet

Sector weightings as of 4/1/13

	Allegiance Fund	S&P 500 Index
Cons. Disc.	9.7%	11.9%
Health Care	0.0%	12.6%
Industrials	14.0%	10.0%
Financials	12.7%	16.2%
Cons. Staples	17.4%	10.9%
Energy	10.9%	10.7%
Technology	25.1%	17.9%
Materials	5.3%	3.4%
Utilities	0.0%	3.4%
Telecom	1.9%	3.0%
Gold	3.0%	N/	A

Source:  ATIA, FactSet

With past as prologue, and with further apologies to Dickens, we have great expectations for the coming months with respect to our potential performance.  The table below, replete with definitions of some of the technical terms employed, makes the case for being overweight industrials and information technology.  We are currently positioned with significantly greater exposure through stocks in these sectors as compared to the S&P 500® Index.

American Trust Allegiance Fund

If you look at the valuations of the S&P 500® Index sectors, you will see that some of the better performing groups, such as healthcare, are trading at relatively high levels. For instance, health care trades at 15.7 times next twelve months (NTM) earnings, shown here as a 15.7 P/E ratio. This is a 0.7 standard deviation to its 10-year historical P/E Ratio. This suggests that health care stocks are expensive, at least relative to their historical levels. If you look down the table you’ll see that both the industrials and information technology sectors look to be relatively inexpensive compared to their 10-year history, at a 0.9 and 1.5 standard deviation discount to the historical levels. Again, the Allegiance Fund is overweight both industrials and information technology compared to the S&P 500® Index.

Selected valuation and growth metrics
for the S&P 500® Index industry sectors as of 8/30

NTM	Std Dev to	NTM EPS	PEG	Free Cash
P/E Ratio	10-yr History	Growth	Ratio	Flow Yield
Consumer
Discretionary	17.4	x	0.1	14%	1.2	4.5%
Consumer
Staples	16.4	x	1.2	2%	8.2	5.2%
Health Care	15.7	x	0.7	5%	3.1	5.5%
Materials	15.2	x	0.1	1%	15.2	4.0%
Utilities	14.7	x	0	3%	4.9	-1.1%
Telecom
Services	14.5	x	-0.5	13%	1.1	11.2%
S&P 500®	14.4	x	0.1	13%	1.1	5.0%
Industrials	14.3	x	-0.9	12%	1.2	5.3%
Information
Technology	13.3	x	-1.5	15%	0.9	7.4%
Financials	13.1	x	0.2	9%	1.5	n/	m
Energy	12.4	x	0.3	9%	1.4	1.1%

Source:  ATIA, FactSet, GS Strategy Research

NTM P/E ratio – Price to earnings ratio over the ‘next twelve months’ (NTM).  A commonly used way to assess how ‘expensive’ a stock might be.  The price of a share of stock divided by the expected  earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (SD) – is a commonly used measure of variability used in statistics and probability.  It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value.  Low standard deviations mean there is

American Trust Allegiance Fund

little variability in the data, while high standard deviations mean there is extensive variability in the data.  In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

NTM EPS Growth – Forecast annual growth in earnings per share in the next twelve months as compared to the latest twelve months, expressed as a percentage increase or decrease.  Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

PEG ratio – (Price/earnings) / growth rate.  This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios.  The higher the PEG ratio, the higher the valuation as measured by a P/E ratio is for a given unit of growth.  Higher numbers are more ‘expensive’ than lower values, all else being equal.

Free cash flow yield – Free cash flow per share / Price per share.  Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

While being in the right sectors is important to relative performance, being in the right stocks is equally as important, if not more so.  In May of this year we sold 11 stocks and purchased 13, taking the Fund from 39 to 41 stocks in total.  While we are not traders, but rather investors, we do occasionally make more meaningful changes to the portfolio to reflect changes in our views as to relative sector attractiveness, to implement ‘thematic’ investment decisions, as well as to reflect changing perceptions of the relative risk/reward tradeoff for individual stocks.  This ‘mid-course correction’ allowed us to reposition the Fund with additional exposure to an improving outlook for U.S. manufacturing and the surge in oil & gas production in the U.S.

We believe that the U.S. is in a very strong competitive position with respect to its cost of manufacturing.  The manufacturing sector has become the stepchild of the U.S. economy, which is primarily focused on services today, but we believe it is on the verge of a significant renaissance.  Our chart below, which is based on a study conducted by consultant BCG, shows that by 2015 the U.S. is expected to have a significant cost advantage relative to most of the other major exporting nations…and only a 5% cost disadvantage relative to China.  The reasons for this cost advantage are made clear by the data:  1) significantly lower energy costs (both natural gas and electricity); 2) labor costs that are also lower relative to European countries and Japan; and 3) other input costs, such as materials and overhead, that are at least competitive with other countries.

American Trust Allegiance Fund

Relative cost of manufacturing in 2015
for the major exporting nations
U.S. = 100

Source:  ATIA, BCG (data)

This is compelling data for manufacturers who make decisions on where to locate their operations, or perhaps where to relocate.  The phenomenon of ‘outsourcing’, which led to the loss of as many as 10 million U.S. jobs in the past few decades, is likely to give way to ‘onshoring’ as corporations consider the new calculus of manufacturing costs.  A 5% Chinese cost advantage, after factoring in freight costs and transit time, becomes pretty negligible.  Attrition of jobs to China should halt.  After considering the higher risks of investing in China and the associated administrative headaches, we expect some jobs may come back.  This may be especially true of energy and feedstock intensive industries, such as plastics and chemicals, paper, metals, some textiles and allied industries.  BCG estimates that 2.5 to 5 million jobs could be created in this country by 2020, reducing the unemployment rate by 2-3%.  This would be a very meaningful development – to our country, and maybe to the Fund.

We are often asked if the rally in the U.S. stock market has run its course.  We profess no special wisdom here, except to say that there is a meaningful dichotomy between how the average worker in the U.S. is faring and therefore may perceive the economy, and how U.S. and multinational corporations are faring.  This is another way of saying that the man or woman ‘on the street’ may not fully appreciate how well companies may be doing.  While wage growth has been quite muted (by some measures, real income for the average U.S. worker has not grown since the 1970s!), corporate profits have been on a

American Trust Allegiance Fund

tear.  U.S. companies have enjoyed low interest rates, the absence of wage pressure, plenty of excess capacity, and demand growth that while slow in the developed world has been relatively strong in emerging markets (at least until very recently).  The combination of these factors has led to record corporate profitability – currently at levels relative to the overall economy that have not been seen in many decades.  This is good if you are a U.S. corporation.  This also has the potential to be good, fellow shareholders, if you are investors in U.S. corporations.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies. The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards. These risks are greater in emerging markets. The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2013 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 – 8/31/13).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/13	8/31/13	3/1/13 – 8/31/13*
Actual	$1,000.00	$1,056.30	$7.52
Hypothetical (5% return	$1,000.00	$1,017.90	$7.37
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Unaudited)

Shares	COMMON STOCKS: 96.14%	Value

	Apparel Manufacturing: 5.01%
13,210	Burberry Group PLC - ADR	$627,607
2,170	VF Corp.	406,246
		1,033,853

	Broadcasting (except Internet): 2.00%
9,800	Comcast Corp. - Class A	412,482

	Chemical Manufacturing: 5.98%
3,360	Colgate-Palmolive Co.	194,107
9,080	LyondellBasell Industries NV - Class A#	636,962
1,740	Praxair, Inc.	204,276
2,460	Tupperware Brands Corp.	198,694
		1,234,039

	Computer and Electronic
	Product Manufacturing: 13.31%
905	Apple, Inc.	440,780
25,420	EMC Corp.	655,328
970	International Business Machines Corp.	176,802
13,890	NVIDIA Corp.	204,878
9,420	Qualcomm, Inc.	624,358
7,360	Teradata Corp.*	431,002
5,560	Texas Instruments, Inc.	212,392
		2,745,540

	Conglomerates: 3.75%
17,390	Loews Corp.	773,159

	Credit Intermediation and
	Related Activities: 1.93%
8,450	Discover Financial Services	399,262

	Data Processing, Hosting,
	and Related Services: 2.25%
18,680	Acxiom Corp.*	464,758

	Food Manufacturing: 5.06%
11,620	ConAgra Foods, Inc.	392,988
21,801	Gruma, S.A.B. de C.V. - ADR*	449,537
6,560	Mondelez International, Inc. - Class A	201,195
		1,043,720

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Unaudited), Continued

Shares		Value

	Heavy and Civil
	Engineering Construction: 3.72%
12,830	Chicago Bridge & Iron Co. N.V.#	$767,619

	Insurance Carriers and
	Related Activities: 10.05%
7,120	Berkshire Hathaway, Inc. - Class B*	791,886
16,960	MetLife, Inc.	783,382
12,170	Principal Financial Group, Inc.	497,996
		2,073,264

	Leather and Allied
	Product Manufacturing: 0.97%
3,200	Nike, Inc. - Class B	201,024

	Machinery Manufacturing: 6.00%
40,630	Applied Materials, Inc.	609,856
5,100	Cummins, Inc.	628,320
		1,238,176

	Merchant Wholesalers, Durable Goods: 0.96%
6,870	Swatch Group AG - ADR	198,131

	Nonstore Retailers: 0.82%
7,700	Ultrapar Participacoes S.A. - ADR	168,707

	Oil and Gas Extraction: 7.27%
8,510	Occidental Petroleum Corp.	750,667
39,560	Pacific Rubiales Energy Corp.*#	748,534
		1,499,201

	Other Information Services: 1.89%
460	Google, Inc. - Class A*	389,574

	Pipeline Transportation: 3.96%
22,550	The Williams Companies, Inc.	817,212

	Professional, Scientific &
	Technical Services: 3.02%
10,710	Jacobs Engineering Group, Inc.*	624,179

	Publishing Industries: 5.72%
16,300	Autodesk, Inc.*	599,025
7,880	SAP AG - ADR	581,702
		1,180,727

	Real Estate: 1.82%
17,196	CBRE Group, Inc.*	376,077

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2013 (Unaudited), Continued

Shares		Value

	Support Activities for Mining: 3.17%
8,070	Schlumberger Ltd.#	$653,186

	Telecommunications: 2.55%
7,580	American Tower Corp.	526,734

	Transportation Equipment
	Manufacturing: 4.93%
5,590	Embraer S. A. - ADR	184,191
51,400	Ford Motor Co.	832,166
		1,016,357
	TOTAL COMMON STOCKS
	(Cost $17,527,529)	19,836,981

	SHORT-TERM INVESTMENTS: 3.94%

812,753	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	812,753
3,164	Reserve Primary Fund - Class 5+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $815,917)	812,753
	Total Investments in Securities
	(Cost $18,343,446): 100.08%	20,649,734
	Liabilities in Excess of Other Assets: (0.08)%	(15,799)
	Net Assets: 100.00%	$20,633,935

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of August 31, 2013, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $3,164.

†	Rate shown is the 7-day annualized yield as of August 31, 2013.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2013 (Unaudited)

ASSETS
Investments in securities, at value (cost $18,343,446)	$20,649,734
Receivables:
Fund shares sold	2,183
Dividends and interest	29,145
Prepaid expenses	11,065
Total assets	20,692,127

LIABILITIES
Payables:
Due to advisor	9,470
Administration fees	10,350
Audit fees	8,722
Transfer agent fees and expenses	10,662
Fund accounting fees	6,757
Legal fees	2,396
Custody fees	88
Shareholder reporting	6,148
Chief Compliance Officer fee	1,779
Accrued other expenses	1,820
Total liabilities	58,192

NET ASSETS	$20,633,935
Net asset value, offering and redemption price
per share [$20,633,935 / 839,641 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$24.57

COMPONENTS OF NET ASSETS
Paid-in capital	$17,721,329
Undistributed net investment income	40,501
Accumulated net realized gain on investments	565,817
Net unrealized appreciation on investments	2,306,288
Net assets	$20,633,935

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2013 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and
issuance fees of $5,563)	$171,974
Interest	23
Total income	171,997
Expenses
Advisory fees (Note 4)	97,157
Transfer agent fees and expenses (Note 4)	21,751
Administration fees (Note 4)	20,454
Fund accounting fees (Note 4)	13,372
Registration fees	11,641
Audit fees	8,722
Legal fees	6,477
Reports to shareholders	4,375
Chief Compliance Officer fee (Note 4)	3,529
Trustee fees	2,512
Custody fees (Note 4)	2,259
Miscellaneous expense	1,568
Insurance expense	1,387
Total expenses	195,204
Less: advisory fee waiver (Note 4)	(46,911)
Net expenses	148,293
Net investment income	23,704

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain on investments	1,984,209
Net change in unrealized
appreciation on investments	(909,833)
Net realized and unrealized
gain on investments	1,074,376
Net increase in net assets
resulting from operations	$1,098,080

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2013	Year Ended
	(Unaudited)	February 28, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$23,704	$16,797
Net realized gain on investments	1,984,209	1,050,650
Net change in unrealized appreciation
on investments	(909,833)	419,333
Net increase in net assets
resulting from operations	1,098,080	1,486,780
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(18,407)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	(143,260)	456,932
Total increase in net assets	954,820	1,925,305
NET ASSETS
Beginning of period	19,679,115	17,753,810
End of period	$20,633,935	$19,679,115
Includes undistributed net
investment income of	$40,501	$16,797

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2013		Year Ended
	(Unaudited)		February 28, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	54,987	$1,342,208	111,000	$2,375,860
Shares issued in
reinvestment of
distributions	—	—	642	13,991
Shares redeemed	(61,529)	(1,485,468)	(89,426)	(1,932,919)
Net increase/
(decrease)	(6,542)	$(143,260)	22,216	$456,932

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/13		Year Ended
	(Unaudited)		2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
Net asset value,
beginning of period	$23.26		$21.55	$20.47	$16.90	$11.08	$18.97
Income from
investment operations:
Net investment
income	0.03		0.02	0.04	0.04	0.03	0.06
Net realized and
unrealized gain/(loss)
on investments	1.28		1.71	1.07	3.55	5.85	(7.80)
Total from investment
operations	1.31		1.73	1.11	3.59	5.88	(7.74)
Less distributions:
From net
investment income	—		(0.02)	(0.03)	(0.02)	(0.06)	(0.15)
Total distributions	—		(0.02)	(0.03)	(0.02)	(0.06)	(0.15)
Net asset value,
end of period	$24.57		$23.26	$21.55	$20.47	$16.90	$11.08
Total return	5.63	%‡	8.04%	5.44%	21.25%	53.07%	-40.90%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$20,634		$19,679	$17,754	$17,545	$15,129	$11,124
Ratio of expenses to
average net assets:
Before fee waiver	1.91	%†	1.94%	2.04%	2.13%	2.27%	2.03%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.23	)%†	(0.40)%	(0.39)%	(0.44)%	(0.69)%	(0.30)%
After fee waiver	0.23	%†	0.09%	0.20%	0.24%	0.13%	0.28%
Portfolio turnover rate	44.64	%‡	50.66%	48.59%	76.63%	79.51%	36.55%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of August 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At August 31, 2013, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2013:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Construction	$767,619	$—	$—	$767,619
Finance and Insurance	3,245,685	—	—	3,245,685
Information	2,974,275	—	—	2,974,275
Manufacturing	8,710,840	—	—	8,710,840
Mining	2,152,387	—	—	2,152,387
Professional, Scientific,
and Technical Services	624,179	—	—	624,179
Real Estate and
Rental and Leasing	376,077	—	—	376,077
Transportation and
Warehousing	817,212	—	—	817,212
Utilities	168,707	—	—	168,707
Total Common Stocks	19,836,981	—	—	19,836,981
Short-Term Investments	812,753	—	—	812,753
Total Investments
in Securities	$20,649,734	$—	$—	$20,649,734

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at August 31, 2013, the end of the reporting period.  The Fund recognized no significant transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the period ended August 31, 2013.

New Accounting Pronouncements:  In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2013, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended August 31, 2013, the Fund incurred $97,157 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2013, the Advisor reduced its fees in the amount of $46,911; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $342,202 at August 31, 2013.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$106,398
2015	100,749
2016	88,144
2017	46,911
$342,202

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended August 31, 2013, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$20,454
Fund Accounting	13,372
Transfer Agency (a)	12,245
Chief Compliance Officer	3,529
Custody	2,259

(a)Does not include out-of-pocket expenses

At August 31, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$10,350
Fund Accounting	6,757
Transfer Agency (a)	6,176
Chief Compliance Officer	1,779
Custody	88

(a)Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,799,452 and $9,371,146, respectively.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2013, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales.

The tax character of distributions paid during the six months ended August 31, 2013 and the year ended February 28, 2013 was as follows:

	August 31, 2013	February 28, 2013
Ordinary income	$—	$18,407

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2013, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$16,475,131
Gross tax unrealized appreciation	3,791,703
Gross tax unrealized depreciation	(578,872)
Net tax unrealized appreciation	3,212,831
Undistributed ordinary income	16,797
Undistributed long-term capital gain	—
Total distributable earnings	16,797
Other accumulated gains/(losses)	(1,415,102)
Total accumulated earnings/(losses)	$1,814,526

(a)The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

At February 28, 2013, the Fund had short-term capital loss carryforwards of $1,415,102, which expire in 2018.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2013 (Unaudited), Continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $936,926 of its capital loss carryforward in the year ended February 28, 2013.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2013 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH 03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
            Douglas G. Hess, President

Date 11/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
            Douglas G. Hess, President

Date 11/4/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date 11/4/13

* Print the name and title of each signing officer under his or her signature